Northmeadow Medical Center

GUARANTY

THIS GUARANTY AGREEMENT (“Guaranty”), made as of November 20, 2007, from NNN HEALTHCARE/OFFICE REIT, INC., a Maryland corporation (collectively, “Guarantor”), with the mailing address of 1551 N. Tustin Avenue, Suite 300, Santa Ana, CA 92705, Attn: Shannon Johnson, to EQUITRUST LIFE INSURANCE COMPANY, an Iowa corporation (“Lender”), with an office at 5400 University Avenue, West Des Moines, Iowa 50266.

W I T N E S S E T H:

WHEREAS, Lender proposes to lend to NNN HEALTHCARE/OFFICE REIT NORTHMEADOW, LLC, a Georgia limited liability company (“Borrower”), the sum of $8,000,000.00 (herein called the “Loan”); and.

WHEREAS, the proceeds from the Loan are to be applied toward the acquisition or the refinancing of improved real property located in Fulton County, Georgia; and

WHEREAS, in order to induce Lender to make the Loan, Borrower has agreed to procure and deliver and Guarantor has agreed to give, this Guaranty; and

WHEREAS, Lender has refused to make the Loan unless this Guaranty is executed by Guarantor and delivered to Lender; and

WHEREAS, Guarantor has a financial interest in Borrower and will receive benefits from Lender making the Loan to Borrower.

NOW, THEREFORE, in consideration of the above premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lender to make the Loan, Guarantor, jointly and severally, hereby covenants and agrees with Lender as follows:

Section 1. The following terms shall have the following meanings:

(a)	“Assignment” shall mean the Absolute Assignment of Leases, Rents and Income dated this same date by Borrower for the benefit of Lender;

(b)	“Indebtedness” shall mean the principal of and interest on the Note and all other amounts, payments and premiums (including, without limitation, amounts of the Prepayment Premium) due under the Note and all other indebtedness of Borrower to Lender under and/or secured by the Loan Documents;

(c)	“Loan Documents” shall mean the Security Deed and the Assignment, and all other documents, now or hereafter securing payment of the Indebtedness.

(d)	“Security Deed” shall mean that certain Deed to Secure Debt, Security Agreement and Financing Statement with Absolute Assignment of Rents and Leases dated as of the date hereof by Borrower for the benefit of Lender, securing payment of the Note;

(e)	“Note” shall mean that certain Secured Installment Note dated as of the date hereof to be made by Borrower, payable to Lender in the amount of $8,000,000.00;

Section 2. Guarantor represents and warrants:

(a)	Guarantor is a Maryland corporation.

(b)	This Guaranty is made in furtherance of the business of the Borrower and is necessary and desirable to promote and further the business of the Guarantor and the undertaking by the Guarantor of its obligations hereunder will result in direct financial benefits to Guarantor.

(c)	Guarantor has established adequate means of obtaining financial and other information pertaining to the business, operations and condition (financial and otherwise) of Borrower and its properties on a continuing basis and that Guarantor is now and will in the future remain fully familiar with the business, operations and condition (financial and otherwise) of Borrower and its properties.

(d)	Guarantor has reviewed and approved each of the Loan Documents and is fully familiar with the transaction contemplated by the Loan Documents and that it will in the future remain fully familiar with such transaction and with any new Loan Documents and the transactions contemplated by such Loan Documents.

(e)	Guarantor is not in default under any provision of the laws of the State of its organization or under its Bylaws.

(d)	Guarantor has the necessary power under said laws and under its Bylaws to make the agreements on its part herein contained.

(e)	Guarantor has been authorized to enter into and to perform this Guaranty by all necessary and proper action and that neither the execution and delivery of this Guaranty, the consummation of the transactions contemplated hereby nor the fulfillment of or compliance with the terms or conditions of this Guaranty conflict with or result in a breach of the terms, conditions or provisions of any restriction or provision of its Bylaws or any agreement or instrument to which it is a party or by which it may be bound.

Section 3. Guarantor, jointly and severally, hereby absolutely, irrevocably and unconditionally guarantees to Lender the due and punctual payment of the obligations set forth in Section 6 below as and when the same shall become due and payable whether by lapse of time, by acceleration of maturity or otherwise.

Section 4. The Note and Loan Documents are hereby made a part of this Guaranty by reference thereto with the same force and effect as if fully set forth herein.

Section 5. This Guaranty shall be a continuing guaranty, shall be binding upon the Guarantor and shall remain in full force and effect, and shall not be discharged, impaired or affected by: (a) the existence or continuance of any obligation on the part of the Borrower on or with respect to the Indebtedness, or under the Note or the Loan Documents; (b) the power or authority of the Borrower to issue the Note or to execute, acknowledge or deliver the Note or the Loan Documents; (c) the validity or invalidity of the Note or the Loan Documents; (d) any defense whatsoever that the Borrower may or might have to the payment of the Indebtedness or to the performance or observance of any of the terms, provisions, covenants and agreements contained in the Note or the Loan Documents; (e) any limitation or exculpation of liability on the part of the Borrower; (f) the existence or continuance of the Borrower as a legal entity or the incapacity, death, disability, dissolution or termination of Guarantor or any other person or entity; (g) the transfer by the Borrower of all or any part of the premises referred to in the Security Deed to any other corporation, person or entity; (h) any sale, pledge, surrender, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any of the Indebtedness, or any of the obligations of the Borrower under the Note or the Loan Documents, all of which the Lender is hereby expressly authorized to make from time to time without notice to the Guarantor or to anyone; or (i) any defense (other than the payment of the obligations set forth in Section 6 below in accordance with its terms) that the Guarantor may or might have to its undertakings, liabilities and obligations hereunder, each and every such defense being hereby waived by the Guarantor. It is understood and agreed that this Guaranty, and the undertakings, liabilities and obligations of the Guarantor hereunder, shall not be affected, discharged, impaired or varied by any act, omission or circumstance whatsoever (whether or not specifically enumerated above) except the due and punctual payment of the obligations set forth in Section 6 below, and then only to the extent thereof.

Section 6. Guarantor agrees that immediately upon the failure of the Borrower to pay the obligations set forth below as and when the same shall become due and payable whether by lapse of time, by acceleration of maturity or otherwise, and written demand by Lender, Guarantor shall pay to Lender the obligations set forth below as if the same constituted the direct and primary obligation of Guarantor. This Guaranty is an absolute guaranty of payment and not of collection, and Lender shall be entitled to proceed directly against Guarantor for payment of the obligations set forth below without first pursuing or exhausting any remedy against Borrower or otherwise which Lender then may have under the Loan Documents. Guarantor agrees that any failure of Lender to exercise its right to proceed directly against Guarantor, or any delay in the exercise thereof, shall not be construed as a waiver by Lender with respect thereto, but Lender may proceed directly against Guarantor at any time after Borrower’s failure to pay the obligations set forth below.

Anything to the contrary herein notwithstanding, the personal liability of Guarantor hereunder shall be limited to, and Guarantor shall be personally liable to Lender solely for any loss, damage, cost and expense incurred by Lender arising out of:

(a)	Borrower applying any insurance or condemnation proceeds other than as permitted under the Security Deed;

(b)	any act of fraud of Borrower (or any trustee, beneficiary, shareholder, member or general partner of Borrower) or any fraudulent statement contained herein, in the Note, in the Security Deed, or in any of the other Loan Documents or in any other agreement, certificate or instrument delivered pursuant thereto or in connection therewith;

(c)	any material misrepresentation of Borrower or any trustee, beneficiary, shareholder, member or general partner of Borrower that results in a material diminution of the value of the Building (as defined in the Security Deed) or any intentional material misrepresentation contained herein, in the Note, in the Security Deed, or in any of the other Loan Documents or in any other agreement, certificate or instrument delivered pursuant thereto or in connection therewith;

(d)	Borrower collecting Rents (as defined in the Security Deed) more than one (1) month in advance or failing to apply Rents in the manner and for the purposes provided for in the Security Deed and in any other Loan Document;

(e)	Borrower misapplying any security deposits made under any Lease (as defined in the Security Deed);

(f)	Borrower failing to comply with Section 3.19 of the Security Deed or any other provision thereof or of any other Loan Document relating to compliance with Applicable Environmental Laws and/or Legal Requirements (as such terms are defined in the Security Deed);

(g)	any diminution in value of the Deed Property arising from the waste (either actual or permissive) of Borrower;

(h)	the amount of any deductible amount under a policy of insurance relating to the Deed Property;

(i)	the failure of Borrower to maintain in effect any insurance required under the Security Deed or the failure of Borrower to pay any taxes and/or assessments required to be paid under the Security Deed or under any other Loan Documents;

(j)	an earthquake affecting the Deed Property

(j)	the filing by Borrower of any petition for voluntary bankruptcy, reorganization or arrangement pursuant to federal or state law, or the consent to or acquiescence in such filing by or with respect to Borrower, or if Borrower shall institute any proceeding for the dissolution or liquidation of Borrower, or if Borrower shall make an assignment for the benefit of creditors;

(k)	Borrower making any payment to any person to the extent such payment shall be deemed to be a fraudulent conveyance under applicable laws;

(l)	Borrower making, directly or indirectly, any unauthorized transfers of any interest in the Deed Property as provided in the Security Deed;

(m)	Borrower making any unauthorized amendments to Major Leases (as defined in that Security Deed) which change the rental rates, the reimbursements, the term of the Lease or the obligations of Landlord;

(n)	the failure of the Improvements (as defined in the Security Deed) to have been constructed in accordance with the requirements of any applicable condition, covenant or restriction of record encumbering the Deed Property; and

(o)	any and all costs and expenses, including attorneys’ fees and expenses, incurred by Lender in connection with the enforcement of any of the foregoing recourse provisions.

Section 7. Nothing in this Guaranty is intended or shall be construed to prevent Lender, upon the failure of Borrower to pay the Indebtedness as and when it becomes due and payable whether by lapse of time, by acceleration of maturity or otherwise, in the exercise of its sole discretion, from foreclosing the liens of the Loan Documents and enforcing the provisions thereof.

Section 8. The Lender may, without any notice whatsoever to anyone, sell, assign, or transfer all or any part of the Indebtedness, and in such event, each and every immediate and successive assignee, transferee or holder of all or any part of the Indebtedness shall have the right to enforce this Guaranty as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers, and benefits.

Section 9. Within 120 days after the close of each fiscal year of the operation of the Borrower, each Guarantor shall furnish the Lender with a balance sheet, statement of income, and statement of cash flows for such Guarantor in form and detail satisfactory to Lender, prepared by a certified public accountant acceptable to Lender, or at the election of such Guarantor, supported by the affidavit of the respective Guarantor.

Section 10. Guarantor hereby waives any and all legal requirements that Lender shall institute any action or proceeding at law or in equity against anyone else, in respect of the Note or the Loan Documents, as a condition precedent to bringing an action against Guarantor upon this Guaranty. All remedies afforded to Lender by reason of this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether exercised by Lender or not, shall be deemed to be in exclusion of any of the other remedies available to Lender, and shall in no way limit or prejudice any other legal or equitable remedy which Lender may have in the collateral covered by the Loan Documents. Guarantor hereby waives and relinquishes any duty on the part of the Lender (should any such duty exist) to disclose to such or any other guarantor any matter of fact or other information related to the business, operations or condition (financial or otherwise) of the Borrower or its properties or to any Loan Document or the transactions undertaken pursuant to, or contemplated by, any such Loan Document, whether now or in the future known by the Lender.

Further, Guarantor hereby waives all diligence on the part of Lender in the collection or protection of, or realization upon, any security for any of the liabilities owed to Lender under, or in enforcing any remedy available to it under, any of the Loan Documents.”

In addition, Guarantor hereby waives the provisions of Section 10-7-24 of the Official Code of Georgia Annotated and any successor provision to the extent permitted by applicable law.

Section 11. Guarantor and Lender agree that, in lieu of any right to indemnification that the Guarantor might have as against the Borrower, which right is hereby waived, the Guarantor shall be subrogated to the rights of Lender to the extent that the Guarantor fully satisfies and discharges the Borrower’s obligations under the Loan Documents. This right of subrogation shall be the Guarantor’s sole remedy against the Borrower.

Section 12. All notices to be given by Lender to Guarantor or by Guarantor to Lender pursuant to this Guaranty shall be sufficient if delivered to a nationally recognized overnight delivery service, addressed to the following described addresses of the parties hereto, or to such other address as a party may request in writing: (1) If to Guarantor, then at its address first set forth above in this Guaranty; and (2) if to Lender, then to 5400 University Avenue, West Des Moines, Iowa 50266, Attn: Real Estate and Commercial Mortgage Manager; with a copy to Morain & Pugh, P.L.C., 5400 University Avenue, West Des Moines, Iowa 50266. Any time period provided in the giving of any notice hereunder shall commence upon, and any notice given in accordance herewith shall be effective upon, the date delivered to said overnight delivery service.

Section 13. This Guaranty shall be binding upon the Guarantor and upon its heirs, devisees, representatives, successors and assigns and shall inure to the benefit of each and every future holder of the Note or any interest in the Indebtedness. Guarantor agrees to indemnify and hold Lender harmless from and against any and all costs or expenses, including litigation costs and attorneys’ fees, arising from Lender’s enforcement of this Guaranty.

Section 14. Notwithstanding anything to the contrary contained herein, all references herein and in any of the Loan Documents to attorneys’ fees shall be deemed to refer to attorneys’ reasonable fees actually incurred and not to statutory attorneys’ fees under O.C.G.A. § 13-1-11; provided, however, such attorneys’ fees actually incurred shall not exceed attorneys’ fees provided for in O.C.G.A. §13-1-11.

Section 15. This Guaranty shall be construed and enforced according to and governed by the laws of Georgia (excluding conflict of laws rules) and applicable federal law.

Section 16. This instrument may be executed in several counterparts, all of which shall constitute one and the same instrument.

THE PARTIES HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED ON OR ARISING OUT OF THIS AGREEMENT OR INSTRUMENT, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTION OF ANY PARTY HERETO. NO PARTY SHALL SEEK TO CONSOLIDATE BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL PARTIES.

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IN WITNESS WHEREOF, Grantor has caused this instrument to be executed, sealed and delivered as of the date first written above.

Signed, sealed and delivered in the presence of: /s/ Phil C. Han Unofficial Witness /s/ Tracy Liu Unofficial Witness	NNN HEALTHCARE/OFFICE REIT, INC., a Maryland corporation By: /s/ Shannon K.S. Johnson (Seal) Name: Shannon K.S. Johnson Title: Chief Financial Officer

STATE OF CALIFORNIA	)
) ss:
COUNTY OF ORANGE	)

On November before me, the undersigned, a Notary Public in and for said County and State, personally appeared Shannon K.S. Johnson, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Monica Chavez
Notary Public

[Seal] Monica Chavez
[Seal] Commission # 1762879
[Seal] Notary Public – California
[Seal] Orange County
[Seal] My Comm. Expires Aug 21, 2011

Commission Expiration Date:

August 21, 2011

[AFFIX NOTARIAL SEAL]

[SIGNATURE PAGE TO GUARANTY]